UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-37943 (Commission File Number)	46-1454523 (I.R.S. Employer Identification No.)

9635 Maroon Circle, Suite 400

Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code: (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 21, 2017, PetroShare Corp. (the “Company”) entered into a letter agreement (“Agreement”) with Providence Energy Ltd., a Texas limited partnership (“PEC”), and Fifth Partners, LLC, a Texas limited liability company (“Fifth,” and together with PEC, the “Lenders”) pursuant to which the Company borrowed $5 million from PEC (“Initial Funding”). In connection with the Initial Funding, the Company and the Lenders agreed to negotiate a second debt financing by the Lenders of $20 million (“Second Funding”), which is expected to close on January 28, 2018. PEC is an affiliate of Providence Energy Operators, LLC (“PEO”), the beneficial owner of approximately 13% of the Company’s common stock, by virtue of common management. Closing of the Second Funding is subject to customary conditions, including the negotiation and execution of definitive agreements and completion of satisfactory diligence by the Lenders.

Interest on the outstanding principal balance of the Initial Funding will accrue at the greater of three-month LIBOR or 1%, plus 14%. Repayment of the Initial Funding is secured by a lien on all of the Company’s assets, which lien is equal in priority to the liens securing the existing indebtedness owed to PEO and Providence Energy Partners III, LP (“PEP III”).

Repayment of the Initial Funding will be due two years from the closing date, if the Second Funding is completed, or not later than February 16, 2018, if the Second Funding is not completed. In addition to repayment of the Initial Funding with accrued interest, the Company agreed to pay the Lenders $250,000 if the Second Funding is not completed due to no fault of Lenders. The Company also agreed to issue warrants to the Lenders entitling them to purchase 1,500,000 shares of common stock at a price of $0.01 per share until two years from closing the date. The Lenders would retain these warrants whether or not the Second Funding is completed.

In addition to the foregoing, the Company agreed so long as any indebtedness is outstanding:

•                  at the Lenders’ option, to appoint up to three persons to the Company’s Board of Directors, each of whom shall qualify as independent under the rules of the NYSE American;

•                  not to issue any equity securities or securities convertible into or exercisable for equity securities without the consent of Lenders, except common stock in a public offering;

•                  not to incur any additional debt without the Lenders’ consent; and

•                  not to engage in certain transactions, such as sale of all or substantially all of its assets, mergers, acquisitions, or the engagement or termination of key employees without Lenders’ consent.

The Company used the proceeds of the Initial Funding to satisfy certain of its outstanding accounts payable. If the Second Funding is completed, the Company expects to use the proceeds to repay all or a portion of the outstanding indebtedness owed to PEO and PEP III, and for capital investment.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02                                           Unregistered Sales of Equity Securities

The information under Item 1.01 above is incorporated into this Item 3.02 by reference.  The Company relied on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with issuance of the warrants.

Cautionary Language Regarding Forward-Looking Statements

This report contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of this report, the Company’s estimates, forecasts, projections, expectations or beliefs as to certain future events and results. These forward-looking statements include, among others, statements regarding anticipated financing and plans and objectives of management for future operations. Forward-looking statements and information are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information.

Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to completion of diligence and closing of the anticipated financing, the level of success in exploration, development and production activities, possible defects in title to properties, fluctuations in the market price of crude oil and natural gas, industry risks, possible federal and/or state initiatives related to regulation of hydraulic fracturing, risks related to permitting and the projected timeframes to receive the necessary permits, environmental risks and hazards, uncertainty as to calculation of crude oil and natural gas resources and reserves and other risks described in the Company’s report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities and Exchange Commission. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law.

All forward-looking statements and information made in this report are qualified by this cautionary statement.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: December 27, 2017	By:	/s/ Stephen J. Foley
Stephen J. Foley, Chief Executive Officer